UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 572-8000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 16, 2009, General Cable Corporation (the “Company”) issued a press release announcing the expiration and results of its offer to exchange (the “Exchange Offer”) its Subordinated Convertible Notes due 2029 (the “2029 Notes”) for its outstanding 1.00% Senior Convertible Notes due 2012 (the “2012 Notes”).

The Exchange Offer expired at midnight, New York City time, on December 15, 2009. D.F. King & Co., Inc., the exchange agent for the Exchange Offer, has advised that $464,412,000 aggregate principal amount of 2012 Notes was validly tendered and not validly withdrawn prior to the expiration of the Exchange Offer, representing approximately 97.8% of the aggregate principal amount of 2012 Notes outstanding upon commencement of the Exchange Offer. All of the 2012 Notes validly tendered and not validly withdrawn have been accepted for exchange pursuant to the terms of the Exchange Offer. An aggregate principal amount of $10,588,000 of 2012 Notes will remain outstanding following the consummation of the Exchange Offer.

Pursuant to the Exchange Offer, the Company offered to exchange $925 principal amount of the 2029 Notes for each $1,000 principal amount of its outstanding 2012 Notes, upon the terms and subject to the conditions set forth in the Company’s prospectus dated December 15, 2009 and the related letter of transmittal. The Company will issue $429,463,000 aggregate principal amount of its new 2029 Notes in exchange for the 2012 Notes accepted for exchange in the Exchange Offer. The 2029 Notes will be issued only in minimum denominations of $1,000 and integral multiples thereof. Holders whose 2012 Notes have been accepted for exchange will also receive accrued and unpaid interest on such 2012 Notes from the last interest payment date to, but excluding, the date on which the exchange of 2012 Notes that were accepted for exchange is settled, and cash equal to the remaining principal amount of 2029 Notes that would otherwise have been issued to a holder tendering 2012 Notes but for the $1,000 minimum denomination threshold. The Company expects that settlement of the Exchange Offer will occur on December 18, 2009.

A copy of the press release announcing the expiration and results of the Exchange Offer is attached as Exhibit 99 to this Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit furnished in this report is listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

December 16, 2009	By:	/s/ Robert J. Siverd
Robert J. Siverd Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99	Press Release	Furnished Herewith